
BRIDGEWATER BANK

INVESTOR PRESENTATION
FIRST QUARTER 2022

BRIDGEWATER BANCSHARES, INC.

Disclaimer

BRIDGEWATER BANCSHARES, INC.

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as "may", "might", "should", "could", "predict", "potential", "believe", "expect", "continue", "will", "anticipate", "seek", "estimate", "intend", "plan", "projection", "would", "annualized", "target" and "outlook", or the negative version of those words or other comparable words of a future or forward-looking nature. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the negative effects of the ongoing COVID-19 pandemic, including its effects on the economic environment, our clients and our operations, including due to supply chain disruptions, as well as any changes to federal, state or local government laws, regulations or orders in connection with the pandemic; loan concentrations in our portfolio; the overall health of the local and national real estate market; our ability to successfully manage credit risk; business and economic conditions generally and in the financial services industry, nationally and within our market area, including rising rates of inflation; our ability to maintain an adequate level of allowance for loan losses; new or revised accounting standards, including as a result of the future implementation of the Current Expected Credit Loss standard; the concentration of large loans to certain borrowers; the concentration of large deposits from certain clients; our ability to successfully manage liquidity risk, especially in light of recent excess liquidity at Bridgewater Bank; our dependence on non-core funding sources and our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; developments and uncertainty related to the future use and availability of some reference rates, such as the London Interbank Offered Rate, as well as other alternative reference rates; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages and high rates of employee turnover; the occurrence of fraudulent activity, breaches or failures of our information security controls or cybersecurity-related incidents; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions and "fintech" companies; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, including changes to federal and state corporate tax rates; interest rate risk, including the effects of anticipated rate increases by the Federal Reserve; fluctuations in the values of the securities held in our securities portfolio; the imposition of tariffs or other governmental policies impacting the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics (including the COVID-19 pandemic), acts of war or terrorism or other adverse external events, including the Russian invasion of Ukraine; potential impairment to the goodwill we recorded in connection with our past acquisition; changes to U.S. or state tax laws, regulations and guidance, including recent proposals to increase the federal corporate tax rate; and any other risks described in the "Risk Factors" sections of reports filed by the Company with the Securities and Exchange Commission.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although we believe that such information is accurate and that the sources from which it has been obtained are reliable, we cannot guarantee the accuracy of, and have not independently verified, such information.

Use of Non-GAAP financial measures

In addition to the results presented in accordance with U.S. General Accepted Accounting Principles ("GAAP"), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company's operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this presentation.

The Finest Entrepreneurial Bank in the Twin Cities

BRIDGEWATER BANCSHARES, INC.

Company Overview

Name:	Bridgewater Bancshares, Inc.
Headquarters:	St. Louis Park, MN
Ticker:	NASDAQ: BWB; BWBBP
Assets:	$3.6 Billion
Loans:	$3.0 Billion
Deposits:	$3.0 Billion
Shareholders' Equity:	$379.4 Million

BRIDGEWATER BANCSHARES, INC.

Branch-Light Model in Attractive Twin Cities Market



Twin Cities MSA
HENNEPIN
RAMSEY
Minneapolis
St Paul
Mound
Minnetonka
Richfield
Mendota Heights
Victoria
Eden Prairie
Bloomington
Eagan
Inver Grove Heights
Cottage Grove
Shakopee
Woodbu
Mahtomed

Serving a Commercial-Focused Client Base

Business and Personal Banking

- Commercial & business lending
- Business / treasury management
- SBA lending
- 1-4 family rentals
- Personal banking

Loan Balances



Consumer, 0%
CRE, 32%
1-4 Family, 10%
$3.0B
C&I, 12%
C&D, 11%
Multifamily, 34%
PPP, 0%

Commercial Banking

- CRE lending
- Acquisition financing
- Construction lending
- Affordable housing financing
- Long-term multifamily financing

Track Record of Profitability, Growth and Efficiency

- Founded in 2005 by a group of banking industry veterans and local business leaders
- Continuous profitability since the third month of operations
- Proven stability, growth and profitability through both the Great Recession and the COVID-19 pandemic
- Expertise in commercial real estate with a focus in multifamily lending
- Organizational focus on risk management
- Effective operating model, with one of the lowest efficiency ratios in the industry

Data as of March 31, 2022

Strategic Leadership Team with Broad Skill Sets and Industry Expertise

BRIDGEWATER BANCSHARES, INC.



Jerry Baack
Chairman, CEO and President

- Past regulator and responsible for all aspects of BWB formation
- Lead founder of BWB in 2005
- 30+ years of banking experience



Mary Jayne Crocker
EVP and Chief Operating Officer

- Implementation of unique corporate culture and strategic execution
- Joined BWB in 2005
- 20+ years of financial services experience



Jeff Shellberg
EVP and Chief Credit Officer

- Holding company board member and oversees strong credit and underwriting culture
- BWB founding member in 2005
- 35+ years of regulatory and banking experience



Joe Chybowski
Chief Financial Officer

- Strategic insights across the organization including capital and liquidity management
- Joined BWB in 2013
- 12 years of banking and capital markets experience



Nick Place
Chief Lending Officer

- Client-focused while meeting and responding to market demands
- Joined BWB in 2007
- 15 years of banking experience



Lisa Salazar
Chief Deposit Officer

- Drives accountability and results through initiatives that deliver revenue growth, market share, new business opportunities and market penetration
- Joined BWB in 2018
- Nearly 30 years of banking experience



Mark Hokanson
Chief Technology Officer

- Proactively drives technology and innovative solutions to support future growth
- Joined BWB in 2019
- 14 years of financial services technology experience

A Culture-Driven Organic Growth Story

BRIDGEWATER BANCSHARES, INC.

Truly Unconventional Culture

- Entrepreneurial spirit unlike the culture at a typical bank
- New HQ with modern, open layout promoting team member and client collaboration
- Commitment to provide clients with quick answers, responsive support and simple solutions
- Commitment to positively impacting the communities we serve

Highly Efficient Business Model

- Branch-light model
- Efficient operating philosophy, including networking, banking tools and in-house expertise
- Low levels of expenses as a percent of total assets compared to peers
- Efficiency ratio consistently in the low 40% range, among the lowest in the industry

Robust Balance Sheet Growth

- Generating robust organic loan growth is simply who we are (25% CAGR[1] since 2015)
- Commercial business expertise with a multifamily focus
- Deposit growth keeping pace with loan growth
- M&A-related market disruption resulting in client and banker acquisition opportunities to support loan and deposit growth

Proactive Risk Management

- Scaling of risk management function to address emerging risks and support growth plans
- Decisive credit culture including consistent underwriting, active loan monitoring and deep industry experience
- Well diversified loan portfolio across asset classes
- Superb asset quality despite the COVID-19 impact

Consistent Profitability and Shareholder Return

>2% Consistent **Pre-Provision Net Revenue (PPNR) ROA[2]**

22% **Diluted EPS CAGR** since 2018

18% **Tangible book value per share[2] CAGR** since 2018

[1] Excludes PPP loans
[2] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation.

Our Core Values

BRIDGEWATER BANCSHARES, INC.

Unconventional.

Our clients notice a difference.

Dedicated.

Don't stop until you get it done.

Accurate.

It's more than just an expectation.

Responsive.

Under promise, over deliver.

Growth.

If you aren't moving forward, where are you going?

An Award-Winning Workplace Culture

BRIDGEWATER BANCSHARES, INC.

New Corporate Headquarters	Modern, open design with an entrepreneurial spirit tailor-made for **team building and collaboration**
Progressive Pay and Benefits	Increased **minimum wage to $20 per hour** in August 2021, as well as discretionary bonuses for all team members regardless of level
Volunteer Paid Time Off	Team members receive up to **16 hours of PTO per year for volunteer activities** supporting the Community Reinvestment Act (CRA)
Health and Wellness Committee	Providing team member **opportunities to support physical and mental health,** including fitness events and free access to a mindfulness app
Diversity, Equity and Inclusion Committee	Inclusive culture that **encourages, supports and celebrates diversity** of team members and communities in which we serve

"I envisioned a bank where clients would notice a difference, where people would be challenged to grow both professionally and personally and where team members would be appreciated for sharing their skills and rewarded for a job well done."

Jerry Baack
Chairman, CEO and President





Top Workplaces
Star Tribune
2016. 2017. 2018. 2020. 2021.

Best Banks to Work For
American Banker
2017. 2018. 2020.

A Responsive Service Model

BRIDGEWATER BANCSHARES, INC.

Our clients can expect…

- **Responsive support and simple solutions**
- **A local bank of choice in a market where many local banks have left**
- **Flexibility, market expertise and strong network connections**

The "Proven Process" for Our Clients

1. DISCOVER
With a can-do spirit and local presence, Bridgewater Bank is preferred by successful entrepreneurs and individuals, like you, who value responsive support and simple solutions.

2. ONBOARD
As entrepreneurs ourselves, we anticipate and understand your financial needs and provide simple, creative solutions to solve them.

3. EXECUTE
Local banking means local decision making. We value action and decisiveness and work quickly to ensure that you never miss an opportunity.

4. SUPPORT
In-person, online and everywhere in-between, our local team is available to meet your financial needs and exceed your expectations.

5. NETWORK
When you join Bridgewater Bank you join more than a bank—it's a network.

"Bridgewater's ability to adapt, keep pace and deliver unconventional results is invaluable. They are a complete joy to work with."

Josh Brandsted
Greco



A Commitment to Our Communities

BRIDGEWATER BANCSHARES, INC.

Our communities can expect...

Bridgewater's commitment to investing, lending and volunteering in ways that serve low-to-moderate income segments in the Twin Cities

Impacting the greater good.


SNACK PACK
SNACK PACK
SNACK PACK




100

'Outstanding' Rating for Community Reinvestment Act Performance
FDIC, 2020

Environmental, Social and Governance (ESG)

BRIDGEWATER BANCSHARES, INC.

Our ESG Commitment

We are committed to establishing and advancing impactful initiatives that support our corporate responsibility as a growing local bank in the Twin Cities, while regularly sharing our progress with our stakeholders

Our ESG Priorities

Team Members, Clients and Communities

Leverage our unconventional corporate culture to leave a positive lasting impact on our team members, clients and communities

Diversity, Equity and Inclusion

Create a diverse, equitable and inclusive work environment and community

Corporate Governance

Ensure strong corporate governance oversight including an effective risk management framework to support a growing organization

Environmental

Contribute to a healthier natural environment in the communities in which we live and work

ESG Oversight

- Board-level **Nominating and ESG Committee** oversees Bridgewater's strategy and practices related to ESG
- Management-level **ESG Committee** focused on developing, implementing and growing a formal ESG program

For more about Bridgewater's commitment, priorities and initiatives related to ESG, please visit our newly launched ESG webpage at www.BWBMN.com/about-Bridgewater/esg

Attractive Twin Cities Market Built for Business

BRIDGEWATER BANCSHARES, INC.

Large Corporate Presence

#1

Fortune 500 companies per capita (16)[1]

Credit Worthy Population

#1

State with highest average credit score (726)[2]

Women Entrepreneurs

#1

Best place for women entrepreneurs[3]

Educated Workforce

#5

State with educational achievement beyond high school (59% of age 25-64 population)[4]

Business Focus

#7

America's top states for business[5]

High Growth MSA

Top 20

Most populated area in the U.S. with 4.5% projected population growth by 2027[6]

Banking Industry Disruption

Banking industry disruption caused by M&A activity leading to opportunities for client and talent acquisition in the Twin Cities

2022 Median Household Income ($)[7]



$92,084
$68,394
$72,465
Twin Cities
Midwest
US

2022 – 2027 Proj. Population Growth (%)[6]



4.53%
1.97%
3.21%
Twin Cities
Midwest
US

[1] Source: Minnesota Department of Employment and Economic Development
[2] Source: Experian – State of Credit, 2021
[3] Source: Minneapolis-St. Paul Smart Asset™, 2020
[4] Source: Lumina Foundation, A Stronger Nation – National Report, 2021
[5] Source: CNBC, 2019
[6] Source: S&P Capital IQ
[7] Source: S&P Capital IQ, Midwest includes ND, SD, NE, KS, MN, IA, MO, WI, IL, IN and OH

History of Organic Asset Growth Generation

BRIDGEWATER BANCSHARES, INC.


25.3% CAGR
$929
$1,260
$76
$1,184
$1,617
$1,974
$2,269
$2,927
$3,478
$3,608
2015
2016
2017
2018
2019
2020
2021
1Q22
Organic
Acquired Assets

Proven ability to consistently generate 20%+ annual asset growth primarily in the Twin Cities market

Asset growth has almost exclusively been organic, with the exception of a small bank acquisition in 2016

Anticipate the Twin Cities market can support BWB growth to at least $5B in assets over the next few years

Dollars in millions

Robust Loan Growth Isn't Unusual at BWB, It's Who We Are

BRIDGEWATER BANCSHARES, INC.



24.8% CAGR (ex. PPP)
$799
$1,001
$1,347
$1,665
$1,912
$2,326
$138
$2,188
$2,819
$26
$2,793
$2,988
$12
$2,976
2015
2016
2017
2018
2019
2020
2021
1Q22
Loans (ex. PPP)
PPP

Current BWB Loan Growth Catalysts	
M&A-related market disruption resulting in client and banker acquisition opportunities	Huntington, tcf, Old National Bank, Anchor Bancorp, Old National Bank, KleinBank, HTLF, Signature Bank
Strong brand and service model in the Twin Cities market	Expanding referral base means getting a look at the CRE deals we want
Operating in a competitive "sweet spot" in the Twin Cities	Financing larger deals than community banks but under the radar of the larger banks
PPP-related client acquisition opportunities	Over 40% of PPP loan originations were to new clients
Expansion of talented lending and business services teams	Supporting loan and deposit growth and enhancing client experience

Expect near-term annualized loan growth (ex. PPP) in the mid- to high-teens range

Dollars in millions

Well-Diversified Loan Portfolio With a Commercial Focus

BRIDGEWATER BANCSHARES, INC.

Evolution of Loan Mix by Type



2015
1Q22
Consumer & Other 0%
CRE OO 6%
C&I 13%
CRE NOO 27%
1-4 Family 18%
$0.8B
Multifamily 21%
C&D 15%
PPP 0%
Consumer & Other 0%
CRE OO 4%
C&I 12%
CRE NOO 28%
1-4 Family 10%
$3.0B
C&D 11%
Multifamily 34%

Intentional mix shift toward Multifamily has aligned with the build-out of talent and expertise in the segment, and continued strong performance

Track Record of Successfully Managing CRE Portfolio Above 300% of Bank Capital

Ability to consistently supplement the capital stack with capital raises to support continued CRE growth



534%
497%
503%
480%
517%
456%
483%
504%
180%
164%
185%
177%
204%
190%
219%
235%
354%
333%
318%
304%
313%
266%
264%
269%
2015
2016
2017
2018
2019
2020
2021
1Q22
Multifamily / Bank Risk-Based Capital
CRE (ex. Multifamily) / Bank Risk-Based Capital

- Remain comfortable with current CRE concentration levels
- Declining CRE concentration (ex. Multifamily) below 300% of bank capital
- View Multifamily separate from traditional CRE given its lower risk profile
    - No net charge-offs over the past five years
    - Only $62K of net charge-offs since inception

Well-Positioned for Continued Growth Opportunities Across Key Portfolios

BRIDGEWATER BANCSHARES, INC.

	Multifamily	CRE Nonowner Occupied	Construction & Development	C&I
Size	$1,013M – 34% of portfolio	$840M – 28% of portfolio	$321M – 11% of portfolio	$363M – 12% of portfolio
YoY Growth	52%	17%	66%	21%
Competitors	JPMorgan Chase, agency lenders, local banks and credit unions	Local banks, life insurance companies	Local banks	Local banks, regional banks
Go-to-Market Strategy	Bank of choice in the Twin Cities market due to proven expertise and service model	Knowledgeable lenders with efficient closing processes and ample capacity	Continued build-out of team creating additional client opportunities	Responsive support, simple solutions and the local touch entrepreneurs are looking for
Growth Outlook	Continued appetite given expertise and market opportunities	Strong market fundamentals and recent hires drive market share gains	Growth to continue as recent projects fund over 12-24 months	Growth due to recent hires with goal to add loan diversification over time
Key Stats	$2.6M Avg. Loan Size; 64% Weighted Avg. LTV; 100% Loans with Pass Rating	$2.3M Avg. Loan Size; 61% Weighted Avg. LTV; 95% Loans with Pass Rating	$1.0M Avg. Loan Size; 64% Weighted Avg. LTV; 0.01% 5-Year NCOs	$441K Avg. Loan Size; 0.03% 5-Year NCOs; 95% Loans with Pass Rating

Portfolio Diversification



Unit Type
100+ Units 25%
5-19 Units 16%
20-49 Units 29%
50-99 Units 30%



Property Type
Restaurant 3%
Hotel 2%
Senior Housing 9%
Other 16%
Office 24%
Retail 17%
Industrial 29%



Property Type
Land 23%
Residential 18%
CRE Other 15%
Multifamily 44%



Industry
Trade 8%
Other 9%
Accom. & Food Service 3%
RE, Rental and Leasing 36%
Prof. Services 7%
Finance & Ins. 10%
Manufact. 13%
Constr. 13%

Data as of March 31, 2022

Deposit Market Share Momentum in the Twin Cities Continues

BRIDGEWATER BANCSHARES, INC.

Total Deposits – Minneapolis/St. Paul MSA[1]

2012

Rank	Bank	HQ	Branches	Deposits ($M)	Market Share
1	Wells Fargo & Co.	CA	100	$ 79,407	49.80%
2	U.S. Bancorp	MN	100	$ 43,088	27.02%
3	Ameriprise Financial Inc.	MN	1	$ 5,107	3.20%
4	TCF Financial Corp.	MN	102	$ 4,992	3.13%
5	Bank of Montreal	CAN	34	$ 2,760	1.73%
6	Bremer Financial Corp.	MN	30	$ 2,205	1.38%
7	Associated Banc-Corp	WI	28	$ 1,395	0.87%
8	Klein Financial Inc.	MN	18	$ 1,129	0.71%
9	Anchor Bancorp Inc.	MN	15	$ 1,126	0.71%
10	Central Bancshares Inc.	MN	16	$ 732	0.46%
17	Bridgewater Bancshares, Inc.	MN	2	$ 398	0.25%
	Top 10			$ 141,941	89.01%
	MSA Total			$ 159,467	

2021

Rank	Bank	HQ	Branches	Deposits ($M)	Market Share
1	U.S. Bancorp	MN	84	$ 75,920	34.25%
2	Wells Fargo & Co.	CA	91	$ 68,134	30.74%
3	Ameriprise Financial Inc.	MN	2	$ 8,673	3.91%
4	Bank of Montreal	CAN	26	$ 7,849	3.54%
5	Huntington Bancshares, Inc.	OH	77	$ 6,545	2.95%
6	Bremer Financial Corp.	MN	21	$ 5,705	2.57%
7	Bank of America Corp.	NC	13	$ 5,134	2.32%
8	Old National Bancorp	IN	29	$ 3,886	1.75%
9	Bridgewater Bancshares Inc.	MN	7	$ 2,748	1.24%
10	State Bankshares, Inc.	ND	6	$ 2,558	1.15%
	Top 10			$ 187,153	84.44%
	MSA Total			$ 221,640	

Market Ripe for Continued Market Share Gains

- Top-heavy deposit market **(top 2 market share = 65%)**
- Top 2 have lost market share each of the last seven years **(2014: 84% / 2021: 65%)**
- Very fragmented market after the top 2 with no other bank having market share over 5%
- Significant M&A activity in the market creating opportunities for talent and client acquisition
- BWB has a local banking advantage with only 4 of the top 10 banks headquartered in MN

Not All Is Lost In Local Banking

BWBMN.COM
Member FDIC

BRIDGEWATER BANK

[1] Source: S&P Capital IQ (data as of June 30th of each year)

Deposit Growth With Improved Mix Provides Funding for Loan Growth

Bridgewater Bancshares, Inc.



25.0% CAGR
$762
$1,024
$1,339
$1,561
$1,823
$2,502
$2,946
$3,036
2015
2016
2017
2018
2019
2020
2021
1Q22
16%
25%
20%
17%
22%
14%
27%
23%
13%
23%
15%
22%
28%
13%
22%
19%
20%
26%
11%
24%
13%
20%
28%
14%
25%
18%
14%
26%
15%
27%
13%
10%
29%
18%
30%
14%
9%
29%
20%
28%
Noninterest-Bearing Transaction
Interest-Bearing Transaction
Savings and Money Market
Time
Brokered

Dollars in millions

Robust Deposit Growth

- Recent deposit growth drivers include:
  - New client and banker acquisition opportunities due to M&A disruption
  - Expansion of treasury management team
  - Deposits from PPP relationships
  - Deposit Growth Plan – incentive program for team members to refer new business ($517M of balances)

Year-over-Year Deposit Growth

NIB Transaction	Time
17%	(17)%
IB Transaction	**Brokered**
38%	19%
Savings & MM	
13%	

Executing on Deposit Strategies to Continue to Fund Loan Growth

Transaction	Capitalizing on market opportunities through client and banker acquisitions, including expanding commercial client relationships
Savings and Money Market	Capitalizing on market opportunities as well, while also focusing on retaining maturing CD balances through money market accounts
Time	Running off time deposit balances to help manage overall cost of funds ($123M maturing over the next five quarters)
Brokered	Looking to efficiently supplement core deposit growth with occasional low-cost brokered deposits

Scaling Enterprise Risk Management Across a Growing Organization

BRIDGEWATER BANCSHARES, INC.

BWB Risk Management Philosophy

Manage and mitigate dynamic risks while enhancing shareholder value, being responsive to clients, and delivering simple solutions in unconventional ways

Enterprise Risk Management Attributes in Place Today at BWB

- Proactively **addressing emerging risks** across all risk categories
- Continuing to scale a risk framework **aligned with superior asset growth**
- Enhancing our comprehensive **Risk Appetite Statement** to bring efficiencies to governance and oversight structures
- **Leveraging technology** to enhance processes and controls
- Reinforcing operational and financial resilience through all **three lines of defense**
- Continuing to make investments to **bolster vendor/third-party risk management program**

Making Investments to Proactively Identify and Mitigate Emerging Risks

Enterprise Risk and Compliance

- Focus on recruitment and retention of highly skilled risk professionals
- Investments in technology to enable scalable and effective governance and oversight
- Formal Risk Appetite Statement aligned with strategic objectives and growth
- Maintain compliance with evolving regulatory expectations

Financial Risk

- Monitoring and managing the balance sheet with an eye toward potential interest rate volatility
- Actively monitoring and deploying liquidity
- Continued investments in CECL prep, LIBOR transition and SOX implementation

Information and Cybersecurity Risk

- Investment in enhanced infrastructure and security protocols
- Proactively leverage technology to meet the evolving digital needs of clients while maintaining safety and security
- Effective risk culture and awareness model with ongoing training initiatives

Credit Concentration Risk

- Strong credit underwriting and administration program
- Active credit oversight and monitoring
- Expertise and specialization in key portfolios, including multifamily

Credit Risk Management Supports Strong Loan Growth Momentum

Bridgewater Bancshares, Inc.

Why is BWB comfortable with its consistent pace of loan growth?

Consistent Underwriting Standards

- Growth continues to primarily be in-market with approximately 82% of loans in the Twin Cities market
- No new lending areas or significant changes in portfolio composition – continued focus on multifamily expertise
- Growth is a function of enhanced brand, market disruption (M&A), favorable economics and expanding lending staff

Active Credit Oversight and Monitoring

- No individual lending authorities
- Full loan committee approval required for nearly 80% of loan origination volume in 1Q22 (ex. PPP)
- Enhanced credit concentration monitoring

Experienced Lending and Credit Teams

- Added 5 SVP lenders since early 2020 averaging 15+ years of experience
- Continued build-out of the credit team in 2022, including two new senior credit officers to support loan growth and credit risk review manager with regulatory experience
- Solid lender and credit analyst expertise across segments, geographies and relationships

Consistent Asset Quality Outperformance vs. Peers

5-Year Peak Net Charge-off Ratio vs. Peers

BWB	Peer Bank Median[1]
0.02%	0.15%

5-Year Peak Nonperforming Assets[2] / Assets vs. Peers

BWB	Peer Bank Median[1]
0.03%	0.51%

[1] Includes publicly-traded banks with total assets between $2 billion and $10 billion as of March 31, 2022 (Source: S&P Capital IQ)
[2] Nonaccrual loans, loans 90 days past due and foreclosed assets

Credit Risk Management and Oversight Driving Superb Asset Quality

BRIDGEWATER BANCSHARES, INC.

Classified Assets

2021 increase due to pandemic-related migration of two relationships from Watch to Classified in 4Q21



$4,184
1.82%
$2,695
1.01%
$15,164
4.54%
$22,641
5.45%
$18,611
4.32%
2018
2019
2020
2021
1Q22
Classified Assets
% of Bank Tier 1 Capital + ALLL

Nonperforming Assets[1]

Consistently low NPA levels



$581
0.03%
$461
0.02%
$775
0.03%
$722
0.02%
$706
0.02%
2018
2019
2020
2021
1Q22
NPAs
% of Assets

Allowance for Loan Losses

Current reserves at appropriate levels; CECL adoption coming in 2023



$20,031
1.20%
$22,526
1.18%
$34,841
1.59%
1.50%
$40,020
1.43%
1.42%
$41,692
1.40%
1.40%
2018
2019
2020
2021
1Q22
ALLL
% of Gross Loans
% of Gross Loans (ex. PPP)

Net Charge-Offs

Cumulative NCOs of $660K since 2017



$46
0.00%
$205
0.01%
$435
0.02%
0.00%
$(29)
0.00%
$3
2018
2019
2020
2021
1Q22
Net Charge-Offs
% of Average Loans

Limited Exposure to COVID Impacted Sectors (as of March 31, 2022)

Hotels	• Only four hotel relationships ($20M, or 0.7% of loans) • Two relationships on the Watch list
Restaurants (CRE)	• Only 18 restaurant loans ($23M, or 0.8% of loans) • All 18 loans are Pass rated
Office	• 96 CRE office loans ($200M, or 6.7% of loans) • All loans are Pass rated • Most are small office buildings less than 125K square feet

[1] Nonaccrual loans plus loans 90 days past due and still accruing and foreclosed assets
Dollars in thousands

Consistent Spread-Based Revenue Growth Model

BRIDGEWATER BANCSHARES, INC.



20.1% CAGR
$34,567
$1,872
$32,695
$44,685
$2,567
$42,118
$56,709
$2,536
$54,173
$67,281
$2,543
$64,738
$77,958
$3,826
$74,132
$93,803
$5,839
$87,964
$114,818
$5,309
$109,509
$128,711
$6,315
$122,397
2015
2016
2017
2018
2019
2020
2021
1Q22 YTD[3]
Net Interest Income
Noninterest Income

YoY Avg. Earning Asset Growth	1Q22 Net Interest Margin[1]	1Q22 Core Net Interest Margin[2]
19%	3.60%	3.34%

Net Interest Income

- Primary revenue source
- Net interest income growth driven by robust loan growth and strong net interest margin
- Mildly asset sensitive position
  - Loan portfolio most sensitive to changes in the 5-10 year portion of the curve
  - Mid-to-high teens loan growth outlook provides ability to generate strong NII growth despite larger fixed-rate portfolio
  - Mix of non-maturity deposits have increased since the last rising rate environment

Noninterest Income

- Comfortable with spread-based revenue stream given commercial-focused business model
- Less exposure to volatile revenue streams such as mortgage and credit cards
- No material exposure to overdraft revenue
- Noninterest income growth to be tied to client account growth
- Ongoing review and evaluation of new potential streams of noninterest income

[1] Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21%
[2] Excludes loan fees and PPP loan balances, interest and fees; represents a Non-GAAP financial measure, see Appendix for Non-GAAP reconciliation
[3] Annualized
Dollars in thousands

Among the Most Efficient Banks in the Industry

BRIDGEWATER BANCSHARES, INC.

An Efficiency Ratio Consistently Well Below Peers



60.0%
59.9%
57.9%
57.3%
59.3%
46.5%
47.4%
49.0%
42.0%
42.4%
41.7%
43.3%
40.5%
41.0%
42.0%
2018
2019
2020
2021
1Q22
BWB Adjusted¹
BWB Reported¹
Peer Bank Median²

What Makes BWB So Efficient?

Efficient Operating Culture

1.56%

NIE/average assets[3]
(peer bank median: 2.14%)

~2x

as many **assets per FTE employee** compared to the peer bank median[2]

Lower compensation and occupancy expenses as a percent of average assets compared to peers

Branch-Light Service Model

7

Branches

~4x

as many **assets per branch** compared to the peer bank median[2]

Branch-light model allows key investments in technology while maintaining a low efficiency ratio

To maintain a low efficiency ratio while continuing to invest in the business...

BWB CAGR Since 2017

Asset Growth[3]	Revenue Growth[3]	NIE Growth[3]
22%	19%	18%

...we expect revenue and expenses to continue to grow as the balance sheet grows

[1] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation.
[2] Includes publicly-traded banks with total assets between $2 billion and $10 billion as of March 31, 2022 (Source: S&P Capital IQ)
[3] 1Q22 YTD annualized

Leveraging Technology to Support Growth

BRIDGEWATER BANCSHARES, INC.

IT Strategy: improve client interactions, streamline processes, automate activities, and embrace digital transformation

IT Decision-Making: driven by unconventional culture, enhancing the client experience and improving organizational efficiencies

IT Current State

Client-Facing Enhancements

- Modern platforms and payment options for business and personal clients:
  - Digital banking
  - P2P
  - A2A
  - E signature
  - Real-time alerts

9% YoY increase in **digital users**

10% YoY increase in **number of mobile deposits**

Infrastructure Improvements

- Collaborative technology tools integrated into new BWB Corporate Center
- Remote capabilities to support pandemic resiliency
- Data center upgrades for maintaining core infrastructure
- IT service management and delivery enhancements
- Cyber threat detection and response

Workforce and Collaboration

- Leveraging visualization and analytics to support decision-making processes
- Implementation of scalable workflow automation to improve efficiencies
- **PPP technology integration – highlighting the need for automation**

Scalable core to support near-term growth outlook

Core Banking Platform

PPP Case Study

NEED: **An automated process to manage workflows and track loan status**

SOLUTION: **Partnership with ServiceNow to develop a loan management platform**

- Integrated into existing workflows
- Real-time status updates
- Central tracking of client data
- Less than one week from concept to launch-ready

IMPACT:

48% Reduction in workload per case file

3 Hours saved per day due to automation

- Ongoing benefits include deposit product integration and client follow-up efficiencies
- Changing how BWB is evaluating future technology solutions

Investments in Technology Continue

BRIDGEWATER BANCSHARES, INC.

What's Next?

Enhanced Commercial Loan Origination Platform	• Launched an industry-leading Commercial loan origination system in March 2022 • Focuses on the core strength in Commercial lending and client responsiveness • Digitizes the end-to-end lending process • Creates broad organizational efficiencies to support overall growth
Core Banking Enhancements	• Accelerate digital adoption and enrich the client experience • Enhance end-user functionality • Modernize fraud and anomaly detection
Cloud Adoption and Fintech	• Expand cloud technology adoption to accelerate time to value for the business • Leverage partnerships to monitor emerging technology trends

Technology Spend Becoming a Larger Portion of Total Expenses

Technology expense mix shift toward increased efficiencies through investments in workflow automation



4.4%
$1,643
2%
13%
28%
58%
6.3%
$2,401
10%
11%
21%
59%
7.1%
$3,385
19%
12%
20%
49%
6.5%
$3,545
21%
11%
22%
46%
2019
2020
2021
1Q22[3]
Core Banking
Infrastructure
Security
Workflow Automation
Technology expense[1] as a % of total NIE[2]

[1] Includes data processing and information technology and telecommunications expense
[2] Excludes and FHLB advance prepayment fees and debt prepayment fees
[3] Annualized
Dollars in thousands

Proactive Capital Management

BRIDGEWATER BANCSHARES, INC.

Capital Ratios Supported by Profitability and Capital Markets Activity


14.55%
12.98%
14.58%
15.55%
15.02%
12.07%
11.23%
11.03%
11.39%
10.69%
10.65%
10.35%
9.28%
8.96%
10.82%
9.36%
8.91%
10.78%
9.13%
8.60%
2018
2019
2020
2021
1Q22
Total Risk-Based Capital
Common Equity Tier 1 Capital
Tier 1 Leverage Ratio
Tangible Common Equity to Tangible Assets[1]

BWB Capital Priorities

1. **Organic Growth**

   Ample room for growth and profitability via strong organic loan growth pipelines

2. **Share Repurchases**

   Proactively return capital to shareholders by buying back stock at appropriate valuations

3. **M&A**

   Review and evaluate corporate development opportunities that complement BWB's business model

4. **Dividends**

   Have not historically paid a common stock dividend given robust loan growth opportunities

[1] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation.

Putting Excess Liquidity to Work

BRIDGEWATER BANCSHARES, INC.

Strong Liquidity Position



$608
$750
$1,121
$1,480
$1,444
16.5%
18.9%
19.8%
26.2%
25.9%
14.3%
14.2%
18.4%
16.4%
14.1%
2018
2019
2020
2021
1Q22
Off-Balance Sheet Liquidity as a % of Assets
On-Balance Sheet Liquidity as a % of Assets

Funding Source	Available Balance
Cash	$ 50
Unpledged Securities	459
FHLB Advances	543
FRB Discount Window	159
Unsecured Lines of Credit	208
Secured Line of Credit	25
Total	**$ 1,444**

Well-Managed Excess Cash in Current Environment



Cash and Cash Equivalents / Assets Ratio
3.14%
3.80%
6.97%
8.44%
7.08%
1.44%
1.41%
5.49%
4.13%
1.99%
2018
2019
2020
2021
1Q22
BWB
Peer Bank Median¹

In an environment with unprecedented levels of excess liquidity, BWB has been able to deploy liquidity into robust loan growth in 2021 and 2022, instead of holding it in cash

Loan-to-Deposit Ratio Below 100%



106.7%
104.9%
93.0%
95.7%
98.4%
2018
2019
2020
2021
1Q22

Recent deposit inflows have lowered the loan-to-deposit ratio, but we remain comfortable operating at 100% or above

[1] Includes publicly-traded banks with total assets between $2 billion and $10 billion as of March 31, 2022 (Source: S&P Capital IQ)
Dollars in millions

2022 Strategic Priorities – Building on Our Momentum

BRIDGEWATER BANCSHARES, INC.

	Priority	Initiatives	1Q22 Progress
1	**Continue Balance Sheet Growth Trajectory**	• Generate mid- to high-teens loan growth, excluding PPP loans • Twin Cities organic growth opportunities expected to support growth to $5 billion in assets in the Twin Cities over the next few years • Continue M&A discussions with potential targets	Annualized loan growth of 26.5% (ex. PPP) YTD
2	**Invest in Business Scalability to Support Growth**	• Make proactive investments *before* we need them • Includes areas such as technology and automation, risk management and project management	Launched new commercial loan origination system in March 2022
3	**Maintain Highly Efficient Operating Model**	• Leverage strong spread-based revenue generation to drive continued revenue growth • Evaluate potential opportunities to enhance revenue diversification • Manage expense growth in-line with asset growth	1Q22 adjusted efficiency ratio[1] of 42.0%
4	**Develop, Retain and Recruit Top Industry Talent**	• Attract top talent in key growth areas such as lending, credit, treasury management, risk and technology • Develop existing talent through management development programs to enhance skills and promote growth within the company • Meet the evolving needs of our team members – modern amenities in our new corporate center, collaboration, flexibility, ESG focus	Increased FTE employees by 15% YoY

Corporate Strategy Driving Above-Peer Returns and Value Creation

BRIDGEWATER BANCSHARES, INC.

Our Culture Driven Organic Growth Story

- Truly Unconventional Culture
- Highly Efficient Business Model
- Robust Balance Sheet Growth
- Proactive Risk Management

Return on Average Assets



1.51%
1.49%
1.24%
1.45%
1.42%
1.19%
1.20%
0.97%
1.24%
1.11%
2018
2019
2020
2021
1Q22
BWB Adjusted[1]
Peer Bank Median[2]

PPNR Return on Average Assets[1]



2.20%
2.07%
2.09%
2.10%
2.12%
1.68%
1.65%
1.66%
1.59%
1.53%
2018
2019
2020
2021
1Q22
BWB
Peer Bank Median[2]

Return on Average Tangible Common Equity[1]



14.15%
13.72%
12.75%
15.60%
14.56%
12.54%
12.42%
10.74%
14.55%
13.26%
2018
2019
2020
2021
1Q22
BWB Adjusted[1]
Peer Bank Median[2]

Tangible Book Value Per Share[1]



18.2% CAGR (peer median: 6.2%)[2]
$7.22
$8.33
$9.31
$10.98
$11.01
2018
2019
2020
2021
1Q22
BWB

[1] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation.
[2] Includes publicly-traded banks with total assets between $2 billion and $10 billion as of March 31, 2022 (Source: S&P Capital IQ)

APPENDIX


BRIDGEWATER BANK

BRIDGEWATER BANCSHARES, INC.

1Q22 Earnings Highlights

BRIDGEWATER BANCSHARES, INC.

Diluted EPS	Return on Average Assets	PPNR Return on Average Assets[1]	Return on Avg. Tangible Common Equity[1]	Adjusted Efficiency Ratio[1]
$0.39	1.42%	2.12%	14.56%	42.0%

Robust Loan Growth

- Gross loan balances up $168.5 million, or 24.2% annualized from 4Q21 (26.5% ex. PPP)
- Cash balances declined $71.6 million from 4Q21 as excess liquidity helped fund $363.5 million of loan originations and advances

Highly Efficient Operating Performance

- Record pre-provision net revenue (PPNR) of $18.3 million
- Record total revenue of $31.7 million, up 4.3% from 4Q21
- Core net interest margin[1] of 3.34%, up 9 basis points from 4Q21
- Adjusted efficiency ratio[1] of 42.0%, up from 40.3% in 4Q21

Superb Asset Quality

- Annualized net charge-offs to average loans of 0.00%
- Growth-driven provision of $1.7 million, reducing allowance to total loans to 1.40% (ex. PPP)
- Nonperforming assets to total assets of 0.02%, in-line with 4Q21

Solid Capital Position

- Tangible common equity ratio[1] of 8.60%, down 31 bps from 4Q21
- Tangible book value per share[1] of $11.01, up $0.03 from 4Q21, despite market value depreciation of the securities portfolio due to rising interest rates, which negatively impacted AOCI
- Repurchased 71,038 shares of common stock ($1.2 million) at a weighted average price of $16.95

[1] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation

Reconciliation of Non-GAAP Financial Measures – Efficiency, TCE, TBV, NIM

Bridgewater Bancshares, Inc.

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of these non-GAAP financial measures are provided below. The Company believes these non-GAAP financial measures provide useful information to both management and investors to analyze and evaluate the Company's financial performance. Because not all companies use the same calculations for these measures, the information in this presentation may not be comparable to other similarly titled measures as calculated by other companies.

Efficiency Ratio	As of and for the year ended, December 31, 2018	December 31, 2018*	December 31, 2019	December 31, 2019*	December 31, 2020	December 31, 2020*	December 31, 2021	December 31, 2021*	1Q22	1Q22*
Noninterest Expense	$ 31,562	$ 31,562	$ 36,932	$ 36,932	$ 45,387	$ 45,387	$ 48,095	$ 48,095	$ 13,508	$ 13,508
Less: Amortization of Tax Credit Investme	-	(3,293)	-	(3,225)	-	(738)	-	(562)	-	(117)
Less: Debt Prepayment Fees	-	-	-	-	-	(7,043)	-	(582)	-	-
Less: Amortization Intangible Assets	(191)	(191)	(191)	(191)	(191)	(191)	(191)	(191)	(48)	(48)
Adjusted Noninterest Expense	$ 31,371	$ 28,078	$ 36,741	$ 33,516	$ 45,196	$ 37,415	$ 47,904	$ 46,760	$ 13,460	$ 13,343
Net Interest Income	$ 64,738	$ 64,738	$ 74,132	$ 74,132	$ 87,964	$ 87,964	$ 109,509	$ 109,509	$ 30,180	$ 30,180
Noninterest Income	2,543	2,543	3,826	3,826	5,839	5,839	5,309	5,309	1,557	1,557
Less: (Gain) Loss on Sales of Securities	125	125	(516)	(516)	(1,503)	(1,503)	(750)	(750)	-	-
Adjusted Operating Revenue	$ 67,406	$ 67,406	$ 77,442	$ 77,442	$ 92,300	$ 92,300	$ 114,068	$ 114,068	$ 31,737	$ 31,737
Efficiency Ratio	46.5%	41.7%	47.4%	43.3%	49.0%	40.5%	42.0%	41.0%	42.4%	42.0%

Tangible Common Equity & Tangible Common Equity/ Tangible Assets	As of and for the year ended, December 31, 2018	December 31, 2019	December 31, 2020	December 31, 2021	1Q22
Total Shareholders' Equity	$ 220,998	$ 244,794	$ 265,405	$ 379,272	$ 379,441
Less: Preferred Stock	-	-	-	(66,514)	(66,514)
Total Common Shareholders' Equity	220,998	244,794	265,405	312,758	312,927
Less: Intangible Assets	(3,678)	(3,487)	(3,296)	(3,105)	(3,057)
Tangible Common Equity	$ 217,320	$ 241,307	$ 262,109	$ 309,653	$ 309,870
Total Assets	$ 1,973,741	$ 2,268,830	$ 2,927,345	$ 3,477,659	$ 3,607,920
Less: Intangible Assets	(3,678)	(3,487)	(3,296)	(3,105)	(3,057)
Tangible Assets	$ 1,970,063	$ 2,265,343	$ 2,924,049	$ 3,474,554	$ 3,604,863
angible Common Equity/Tangible Assets	11.03%	10.65%	8.96%	8.91%	8.60%

Tangible Book Value Per Share	As of and for the year ended, December 31, 2018	December 31, 2019	December 31, 2020	December 31, 2021	1Q22
Book Value Per Common Share	$ 7.34	$ 8.45	$ 9.43	$ 11.09	$ 11.12
Less: Effects of Intangible Assets	(0.12)	(0.12)	(0.12)	(0.11)	(0.11)
Tangible Book Value Per Common Share	$ 7.22	$ 8.33	$ 9.31	$ 10.98	$ 11.01
Total Common Shares	30,097,274	28,973,572	28,143,493	28,206,566	28,150,389

Core Net Interest Margin	As of and for the quarter ended, March 31, 2022
Net Interest Income (Tax-Equivalent Basis)	$ 30,438
Less: Loan Fees	(1,743)
Less: PPP Interest and Fees	(563)
Core Net Interest Margin	$ 28,132
Average Interest Earning Assets	$ 3,430,774
Less: Avergage PPP Loans	(18,140)
Core Average Interest Earning Assets	$ 3,412,634
Core Net Interest Margin	3.34%

* Efficiency Ratio is adjusted to exclude the historic tax credit amortization and debt prepayment fees.
Dollars in thousands

Reconciliation of Non-GAAP Financial Measures – PPNR

BRIDGEWATER BANCSHARES, INC.

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of these non-GAAP financial measures are provided below. The Company believes these non-GAAP financial measures provide useful information to both management and investors to analyze and evaluate the Company's financial performance. Because not all companies use the same calculations for these measures, the information in this presentation may not be comparable to other similarly titled measures as calculated by other companies.

Pre-Provision Net Revenue	As of and for the year ended, December 31, 2018	December 31, 2019	December 31, 2020	December 31, 2021	1Q22
Noninterest Income	$ 2,543	$ 3,826	$ 5,839	$ 5,309	$ 1,557
Less: Gain on sales of Securities	125	(516)	(1,503)	(750)	-
Total Operating Noninterest Income	2,668	3,310	4,336	4,559	1,557
Plus: Net Interest Income	64,738	74,132	87,964	109,509	30,180
Net Operating Revenue	$ 67,406	$ 77,442	$ 92,300	$ 114,068	$ 31,737
Noninterest Expense	$ 31,562	$ 36,932	$ 45,387	$ 48,095	$ 13,508
Less: Amortization of Tax Credit Investments	(3,293)	(3,225)	(738)	(562)	(117)
Less: FHLB Advances Prepayment Fees	-	-	(7,043)	-	-
Less: Debt Prepayment Fees	-	-	-	(582)	-
Total Operating Noninterest Expense	$ 28,269	$ 33,707	$ 37,606	$ 46,951	$ 13,391
Pre-Provision Net Revenue	$ 39,137	$ 43,735	$ 54,694	$ 67,117	$ 18,346
Plus:					
Non-Operating Revenue Adjustments	(125)	516	1,503	750	-
Less:					
Provision for Loan Losses	3,575	2,700	12,750	5,150	1,675
Non-Operating Expense Adjustments	3,293	3,225	7,781	1,144	117
Provision for Income Taxes	5,224	6,923	8,472	15,886	4,292
Net Income	$ 26,920	$ 31,403	$ 27,194	$ 45,687	$ 12,262
Average Assets	$ 1,777,592	$ 2,114,211	$ 2,617,579	$ 3,189,800	$ 3,513,798
Pre-Provision Net Revenue Return on Average Assets	2.20%	2.07%	2.09%	2.10%	2.12%

Dollars in thousands

Reconciliation of Non-GAAP Financial Measures – Diluted EPS, ROA, ROATCE

Bridgewater Bancshares, Inc.

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of these non-GAAP financial measures are provided below. The Company believes these non-GAAP financial measures provide useful information to both management and investors to analyze and evaluate the Company's financial performance. Because not all companies use the same calculations for these measures, the information in this presentation may not be comparable to other similarly titled measures as calculated by other companies.

Diluted EPS, ROA & ROATCE	As of and for the year ended, 2018	2019	2020	2021	1Q22
Net Income	$ 26,920	$ 31,403	$ 27,194	$ 45,687	$ 12,262
Less: Preferred Stock Dividends	-	-	-	(1,171)	(1,013)
Net Income Available to Common Shareholders	$ 26,920	$ 31,403	$ 27,194	$ 44,516	$ 11,249
Add: Debt Prepayment Fees	-	-	7,043	582	
Less: Tax Impact	-	-	(1,676)	(151)	
Net Income, Excluding Impact of Debt Prepayment Fees	26,920	31,403	32,561	46,118	
Net Income,Available to Common Shareholdres, Excluding Impact of Debt Prepayment Fees	$ 26,920	$ 31,403	$ 32,561	$ 44,947	
Diluted Weighted Average Shares Outstanding	$ 29,436,214	$ 29,996,776	$ 29,170,220	$ 28,968,286	
Adjusted Diluted Earnings Per Common Share	$ 0.91	$ 1.05	$ 1.12	$ 1.55	
Average Assets	$ 1,777,592	$ 2,114,211	$ 2,617,579	$ 3,189,800	
Adjusted Annualized ROA	1.51%	1.49%	1.24%	1.45%	
Average Total Shareholders' Equity	$ 194,083	$ 232,539	$ 258,736	$ 316,237	$ 383,024
Less: Average Preferred Stock	-	-	-	(24,915)	(66,514)
Average Total Common Shareholders' Equity	$ 194,083	$ 232,539	$ 258,736	$ 291,322	$ 316,510
Less: Effects of Average Intangible Assets	(3,772)	(3,582)	(3,395)	(3,204)	(3,084)
Average Tangible Common Equity	$ 190,311	$ 228,957	$ 255,341	$ 288,118	$ 313,426
Annualized Return on Average Tangiible Common Equity	14.15%	13.72%	10.65%	15.45%	14.56%
Adjusted Annualized Return on Average Tangible Common Equity	14.15%	13.72%	12.75%	15.60%	

Dollars in thousands